ADVISORSHARES TRUST

AdvisorShares Newfleet Multi-Sector Income ETF

NYSE Arca Ticker: MINC

Supplement dated March 31, 2017

to the Summary Prospectus, Prospectus and Statement of Additional Information

dated November 1, 2016

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) for the AdvisorShares Newfleet Multi-Sector Income ETF (the “Fund”) and should be read in conjunction with those documents.

Effective May 1, 2017, Mr. Christopher J. Kelleher will no longer serve as a co-portfolio manager of the Fund. All references to Mr. Kelleher in the Summary Prospectus, Prospectus and SAI are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.